                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 22, 2003
                                 Date of Report
                        (Date of earliest event reported)

                            P. H. GLATFELTER COMPANY
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)

          1-3560                                          23-0628360
    (Commission file number)                              (IRS Employer Identification No.)

      96 SOUTH GEORGE STREET, SUITE 500
           YORK, PENNSYLVANIA 17401                       (717) 225-4711
   (Address of principal executive offices)               (Registrant's telephone number, including
                                                          area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The following exhibit is furnished herewith

        Exhibit
         Number           Description

          99.1            Earnings press release issued by the Company on October 22, 2003, with respect to the results of operations for the three months and nine months ended September 30,
                          2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 22, 2003, P.H. Glatfelter Company ("Company") reported results of operations for the three months and nine months ended September 30, 2003. A copy of the earnings press release issued by the Company is furnished herewith as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   P. H. Glatfelter Company
                                                        (Registrant)

             Date: October 22, 2003          By:   /s/ John C. van Roden, Jr.
                                                   -----------------------------
                                                   John C. van Roden, Jr.
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

        Exhibit
         Number           Description

          99.1            Earnings press release issued by the Company on October 22, 2003, with respect to the results of operations for the three months and nine months ended September 30,
                          2003.